UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 14, 2010

VCA ANTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard

Los Angeles, California 90064-1022

(Address of Principal Executive Offices, Zip Code)

(310) 571-6500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of VCA Antech, Inc. (the “Company”) was held on June 14, 2010. The matters submitted to a vote of the Company’s stockholders and the final results are as follows:

1.              Election of Class II Director: The election of Robert L. Antin as a Class II director was approved by the following vote:

For	Against	Withheld	Broker Non-Votes
58,182,445	0	18,995,294	3,738,583

2.             Ratification of Appointment of KPMG: The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2010 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
80,579,333	300,393	36,596	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2010	VCA ANTECH, INC.

By: /s/ Tomas W. Fuller Name: Tomas W. Fuller Title: Chief Financial Officer

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